MERRILL LYNCH
GLOBAL
RESOURCES
TRUST








FUND LOGO








Semi-Annual Report

January 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL RESOURCES TRUST


DEAR SHAREHOLDER


The environment for investments in the natural resources sector was positive during the three-month period ended January 31, 1997. Resource-related stocks posted moderate gains overall which were essentially in line with the returns of the broad stock market averages. There continued to be much uncertainty about the direction and rate of future worldwide economic growth. However, investor sentiment was boosted by signs that the US economy was exhibiting strong positive momentum. Revised data released in the US show fourth-quarter 1996 gross domestic product growth at a robust 3.9%. In addition, economic activity generally remained buoyant in the emerging market economies in Asia and Latin America. While growth in the Japanese and continental European economies generally has been below expectations, investors remained hopeful that monetary policy would support an improving trend in economic activity in these markets. This environment of moderate global economic growth and low inflation pressures encouraged expectations of an extended economic cycle. In response, commodity prices generally moved higher over the quarter as supply/demand fundamentals in most commodity areas strengthened. Oil and natural gas prices soared; base metal prices, led by copper, recovered sharply from their losses during the summer; and, lumber prices remained in a firm uptrend. There were also some price increases announced by companies in the steel and paper products areas, but it is still uncertain if these will be accepted. Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace.

For the quarter ended January 31, 1997, total returns for the Trust's Class A, Class B, Class C and Class D Shares were +4.40%, +4.12%, +4.04% and +4.30%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3--5 of this report to shareholders.)

The Trust's large exposure to the energy sector, with particular emphasis on exploration and production companies, contributed positively to returns during the quarter. Share prices of energy-related companies rose during the January quarter as stronger-than-expected oil and natural gas prices led to earnings upgrades. The Trust's holdings in Canadian and European energy companies showed particular strength after having lagged the strong returns of US energy companies for much of 1996. Oil prices continued to rise despite the resumption of oil exports from Iraq to fund humanitarian aid. Strong industry fundamentals, including robust demand and low inventories of crude oil and oil products, allowed this additional crude oil to be absorbed by the market with little effect on oil prices thus far. Natural gas prices were more volatile during the quarter but also remained well supported by strong demand and historically low inventory levels. While industry fundamentals remain positive, we do expect both oil and natural gas prices to retreat somewhat from their highs as we move out of the peak winter demand season throughout much of the consuming world.

Trust returns also benefited from our significant exposure to the base metals sector. Share prices of companies in this group moved higher in response to a continued tightening of industry supply/demand fundamentals. Demand for most base metals remained on a strong upward trend, driven primarily by strong economic growth in the United States and in the developing markets of Asia. This allowed inventory levels for most base metals to continue their decline on the major commodity exchanges. While not yet at critically low inventory levels, where prices historically have spiked higher, most forecasters of supply/demand expect inventories to continue their downward trend over the next few years. Base metal prices rallied sharply from their lows during the summer of 1996 in response to this improved industry outlook.

Trust returns were hurt by our exposure to gold mining stocks and Japanese stocks, both of which posted losses during the quarter ended January 31, 1997. Gold shares fell as gold prices suffered from investor concerns about possible increases in the supply of gold to the marketplace and continued low inflation expectations. While we believe that the supply/demand fundamentals in the gold market remain tight, we do not expect gold prices to move substantially higher in the near term. In the portfolio, investments in the gold sector remain focused on companies with low costs and strong production and reserves growth potential. Japanese stocks continue to suffer from economic, political and currency uncertainties. While we reduced the Trust's exposure to Japanese equities, we continue to believe that the Japanese economy is experiencing a moderate economic recovery. This, combined with a weakening Japanese yen, could set the stage for an increase in corporate profitability for many companies. Investments in Japan remain focused on the steel and non-ferrous metals sectors, which should benefit from any improved economic scenario.

Investment Activities
During the January quarter, there were no significant geographic or industry allocation changes made in the portfolio. The Trust's primary investment focus remained in the energy sector, followed by a significant exposure to the base metals sector. As mentioned above, we did reduce our exposure to the Japanese market, including the elimination of our position in Asahi Chemical Industry Co., Ltd. We also used the strength in stock prices in the energy sector as an opportunity to realize profits in some exploration and production company holdings. The proceeds from these sales were generally invested back into the energy sector in companies which, in our opinion, offered better value. New positions established during the quarter included Gulf Canada Resources Ltd., a Canadian-based exploration and production company with significant growth potential in Indonesia; and Smedvig ASA, a Norwegian-based offshore drilling and oil services company which is experiencing sharp increases in the prices received for the use of their drilling services. Outside the energy area, new positions established during the quarter included Aber Resources Ltd., a Canadian-based diamond exploration company; and Resolute Ltd., an Australian-based gold company with significant production growth potential in West Africa.

In Conclusion
We continue to be optimistic on the outlook for investing in the natural resource sector and are keeping cash levels in the portfolio low. We remain encouraged by the prospect of an extended global economic cycle, which should keep the demand for most basic commodities on an upward trend. This should help strengthen the supply/demand fundamentals for most natural resource industries which, in turn, should have positive implications for the earnings prospects of many resource-related companies.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager


March 4, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +14.88%         +8.85%
Five Years Ended 12/31/96                 + 7.46          +6.31
Inception (10/24/88)
through 12/31/96                          + 7.97          +7.26

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +13.65%         +9.65%
Five Years Ended 12/31/96                 + 6.36          +6.36
Ten Years Ended 12/31/96                  + 7.04          +7.04

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +13.60%        +12.60%
Inception (10/21/94)
through 12/31/96                          + 7.69         + 7.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +14.56%         +8.55%
Inception (10/21/94)
through 12/31/96                          + 8.60          +5.96

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning      Ending   Distributed   Dividends Paid*   % Change**
10/24/88--12/31/88                 $12.50       $12.00       $0.049         $0.139         - 2.48%
1989                                12.00        14.89         --            0.378         +27.39
1990                                14.89        14.36        0.039          0.415         - 0.68
1991                                14.36        13.94        0.786          0.471         + 5.91
1992                                13.94        12.89         --            0.238         - 5.87
1993                                12.89        15.19         --            0.138         +19.01
1994                                15.19        15.14         --            0.242         + 1.20
1995                                15.14        16.51         --            0.149         +10.03
1996                                16.51        18.53        0.189          0.230         +14.88
1/1/97--1/31/97                     18.53        18.68         --             --           + 0.81
                                                             ------         ------
                                                       Total $1.063   Total $2.400

                                                    Cumulative total return as of 1/31/97: +88.80%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning      Ending   Distributed   Dividends Paid*   % Change**
8/2/85--12/31/85                   $10.00       $ 9.99         --             --           - 0.10%
1986                                 9.99        12.75       $0.280         $0.110         +32.37
1987                                12.75        13.61        1.978          0.181         +21.22
1988                                13.61        12.00        0.340          0.206         - 7.86
1989                                12.00        14.89         --            0.230         +26.09
1990                                14.89        14.37        0.039          0.245         - 1.70
1991                                14.37        13.96        0.786          0.305         + 4.79
1992                                13.96        12.92         --            0.090         - 6.82
1993                                12.92        15.17         --            0.049         +17.83
1994                                15.17        15.16         --            0.035         + 0.15
1995                                15.16        16.51         --            0.002         + 8.92
1996                                16.51        18.55        0.189          0.018         +13.65
1/1/97--1/31/97                     18.55        18.68         --             --           + 0.70
                                                             ------         ------
                                                       Total $3.612   Total $1.471

                                                   Cumulative total return as of 1/31/97: +162.94%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning      Ending   Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.93       $15.10         --           $0.052         - 4.88%
1995                                15.10        16.44         --             --           + 8.87
1996                                16.44        18.39       $0.189          0.086         +13.60
1/1/97--1/31/97                     18.39        18.51         --             --           + 0.65
                                                             ------         ------
                                                       Total $0.189   Total $0.138

                                                    Cumulative total return as of 1/31/97: +18.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning      Ending   Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.96       $15.14         --           $0.068         - 4.71%
1995                                15.14        16.49         --            0.131         + 9.78
1996                                16.49        18.50       $0.189          0.186         +14.56
1/1/97--1/31/97                     18.50        18.64         --             --           + 0.76
                                                             ------         ------
                                                       Total $0.189   Total $0.385

                                                    Cumulative total return as of 1/31/97: +20.75%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Recent Performance Results*
                                                                                      12 Month     3 Month
                                                       1/31/97  10/31/96  1/31/96     % Change     % Change
ML Global Resources Trust Class A Shares                $18.68   $18.08    $16.93     +11.50%(1)   +4.40%(1)
ML Global Resources Trust Class B Shares                 18.68    18.13     16.91     +11.63(1)    +4.12(1)
ML Global Resources Trust Class C Shares                 18.51    17.98     16.84     +11.08(1)    +4.04(1)
ML Global Resources Trust Class D Shares                 18.64    18.06     16.90     +11.46(1)    +4.30(1)
ML Global Resources Trust Class A Shares--Total Return                                +12.94(2)    +4.40(1)
ML Global Resources Trust Class B Shares--Total Return                                +11.74(3)    +4.12(1)
ML Global Resources Trust Class C Shares--Total Return                                +11.62(4)    +4.04(1)
ML Global Resources Trust Class D Shares--Total Return                                +12.63(5)    +4.30(1)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.189 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.230 per share ordinary income dividends and $0.189 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.018 per share ordinary income dividends and $0.189 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.086 per share ordinary income dividends and $0.189 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.186 per share ordinary income dividends and $0.189 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                                                                                                            Value    Percent of
Industries                 Shares Held           Common Stocks                              Cost          (Note 1a)  Net Assets
Aluminum                        70,000     Alcan Aluminium, Ltd.                       $  1,829,660     $  2,467,500    1.1%
                                40,000   ++Alumax, Inc.                                   1,317,446        1,400,000    0.6
                                17,000     Aluminum Company of America                      891,028        1,173,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,038,134        5,040,500    2.2

Chemicals                       16,000     Air Products and Chemicals, Inc.                 720,944        1,142,000    0.5
                                62,000     BASF AG                                        1,487,566        2,244,293    1.0
                                24,000     Dow Chemical Co. (The)                         1,653,823        1,851,000    0.8
                                33,600     duPont (E.I.) de Nemours & Co.                 2,082,408        3,683,400    1.6
                                                                                       ------------     ------------  ------
                                                                                          5,944,741        8,920,693    3.9


Diamonds                        48,650   ++Aber Resources Ltd.                              755,709          850,689    0.4


Diversified Companies          102,000     Asahi Glass Co., Ltd.                          1,223,974          908,911    0.4
                                59,200     Canadian Pacific, Ltd.                           898,852        1,605,800    0.7
                                26,500     Coastal Corp.                                    674,667        1,281,938    0.6
                               125,000     Cyprus Amax Minerals Co.                       3,117,625        2,796,875    1.2
                                80,000     Norcen Energy Resources Ltd.                   1,030,220        1,963,172    0.8
                                85,000     Occidental Petroleum Corp.                     1,655,715        2,167,500    0.9
                               273,000     RGC Ltd.                                       1,101,112        1,091,707    0.5
                                                                                       ------------     ------------  ------
                                                                                          9,702,165       11,815,903    5.1


Gold                           699,000   ++Acacia Resources Ltd.                          1,413,299        1,192,639    0.5
                               228,600   ++Amax Gold, Inc.                                1,366,292        1,428,750    0.6
                                94,500     Ashanti Goldfields Co. Ltd. (GDR)**            2,346,106        1,181,250    0.5
                               122,500     Cambior Inc.                                   1,625,848        1,760,005    0.8
                               903,900   ++Delta Gold N.L.                                1,698,537        1,507,816    0.7
                               163,200     Driefontein Consolidated Ltd.                  2,534,252        1,493,719    0.7
                               685,000     Great Central Mines N.L.                       2,121,872        1,638,341    0.7
                               270,800   ++Miramar Mining Corp.                           1,409,218        1,125,988    0.5
                               291,100     Newcrest Mining Ltd.                           1,244,156        1,113,089    0.5
                               105,622     Newmont Mining Corp.                           4,102,539        4,211,677    1.8
                               195,000     Placer Dome Inc.                               4,363,154        3,973,125    1.7
                               131,500     Prime Resources Group, Inc.                    1,286,428          937,333    0.4
                               635,000     Resolute Ltd.                                  1,335,969        1,247,893    0.5
                               165,000     Santa Fe Pacific Gold Corp.                    2,036,985        2,536,875    1.1
                               158,000   ++TVX Gold Inc.                                  1,272,815        1,224,500    0.5
                                                                                       ------------     ------------  ------
                                                                                         30,157,470       26,573,000   11.5


Integrated Oil                  59,000     Amerada Hess Corp.                             3,106,571        3,481,000    1.5
Companies--Domestic             28,000     Amoco Corp.                                    1,566,180        2,436,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,672,751        5,917,000    2.6

Integrated Oil                 495,200     British Petroleum Co., PLC                     2,004,658        5,828,684    2.5
Companies--                     75,000     Ente Nazionale Idrocarburi S.p.A.
International                              (ENI)(ADR)*                                    3,506,250        4,162,500    1.8
                                11,800     OMV AG                                         1,254,684        1,341,816    0.6
                               149,800     Petro-Canada (Installment Receipts) (a)        1,172,496        1,891,225    0.8
                                78,800     Repsol, S.A.                                   2,272,896        3,119,498    1.4
                                83,100     Societe Nationale Elf Aquitaine (ADR)*         2,998,803        4,030,350    1.7
                                56,100     Total, S.A. (Class B)                          3,455,109        4,828,861    2.1
                                87,000     Yacimientos Petroliferos Fiscales
                                           S.A. (ADR)*                                    2,121,850        2,425,125    1.1
                                                                                       ------------     ------------  ------
                                                                                         18,786,746       27,628,059   12.0


SCHEDULE OF INVESTMENTS (continued)
                                                                                                            Value    Percent of
Industries                 Shares Held           Common Stocks                              Cost          (Note 1a)  Net Assets
Metals & Mining                 56,900     ASARCO Inc.                                 $  1,644,835     $  1,564,750    0.7%
                             1,458,000   ++Centaur Mining & Exploration Ltd.              2,198,772        2,210,012    1.0
                               141,100     Falconbridge Ltd.                              3,116,884        3,237,296    1.4
                                38,800     Inco Ltd.                                      1,284,094        1,314,350    0.6
                               316,800     Industrias Penoles, S.A. de C.V.               1,391,890        1,338,249    0.6
                             2,470,000     M.I.M. Holdings Ltd.                           5,396,407        3,292,448    1.4
                               184,159     Minsur S.A.                                      597,621          629,210    0.3
                               446,000     Mitsubishi Materials Corp.                     2,245,661        1,641,221    0.7
                               127,900     Noranda Inc.                                   2,409,183        3,053,152    1.3
                               150,000     Outokumpu OY                                   2,732,694        2,427,731    1.0
                                53,100     P.T. Tambang Timah (GDR)**++++                   661,263        1,107,135    0.5
                               754,500     Pasminco Ltd.                                  1,010,576        1,321,816    0.6
                                31,200     Phelps Dodge Corp.                             1,819,777        2,180,100    0.9
                               615,000     QNI Ltd.                                       1,235,188        1,166,429    0.5
                               246,100     RTZ Corp. PLC (The)                            3,193,164        3,588,815    1.6
                                32,000     Rio Algom Ltd.                                   619,108          765,073    0.3
                             1,820,000     Savage Resources Ltd.                          1,372,913        1,802,182    0.8
                               222,000     Savage Resources Ltd. (Warrants) (b)              29,591           54,957    0.0
                               275,000     Sumitomo Metal Mining Co. Ltd.                 2,291,588        1,704,002    0.7
                               157,000     Trelleborg 'B' Fria                            2,143,836        2,352,572    1.0
                               854,400     WMC Ltd.                                       5,101,474        5,245,420    2.3
                               233,000   ++Westmin Resources Ltd.                         1,221,705        1,150,468    0.5
                                                                                       ------------     ------------  ------
                                                                                         43,718,224       43,147,388   18.7

Oil & Gas Producers            105,000     Apache Corp.                                   2,803,915        4,029,375    1.8
                               338,000   ++Chauvco Resources, Ltd.                        3,915,541        3,777,027    1.6
                                53,500   ++Chieftain International Inc.                   1,193,792        1,310,750    0.6
                               123,200   ++Enserch Exploration Inc.                       1,228,418        1,309,000    0.6
                               293,200     Enterprise Oil PLC                             1,969,823        3,246,684    1.4
                               388,400   ++Gulf Canada Resources Ltd.                     2,908,508        3,178,331    1.4
                                38,300     Louisiana Land and Exploration Co. (The)       1,566,743        2,154,375    0.9
                               111,600     Mitchell Energy & Development Corp.
                                           (Class B)                                      2,267,579        2,524,950    1.1
                               134,500   ++Northrock Resources Ltd.                       1,078,782        1,532,948    0.7
                                95,000   ++Oryx Energy Co.                                1,588,361        2,303,750    1.0
                                20,500     Pancanadian Petroleum Ltd.                       777,815          913,276    0.4
                             1,003,000     Premier Oil Co. PLC                              366,120          658,996    0.3
                               470,000     Ranger Oil Ltd.                                3,154,505        4,406,250    1.9
                                53,100     Sonat Inc.                                     1,898,978        2,827,575    1.2
                                51,400     Vastar Resources, Inc.                         1,384,713        1,856,825    0.8
                                                                                       ------------     ------------  ------
                                                                                         28,103,593       36,030,112   15.7


Oil Services                    66,200   ++Coflexip Stena Offshore, Inc. (ADR)*           1,405,958        1,837,050    0.8
                                35,700     IHC Caland N.V.                                  743,752        2,093,722    0.9
                                50,600   ++Petroleum Geo-Services ASA (ADR)*              1,476,197        2,175,800    0.9
                                22,000     Schlumberger Ltd.                              1,261,207        2,444,750    1.1
                                53,400   ++Smedvig ASA (ADR)*                             1,134,750        1,274,925    0.5
                                37,500     Transocean Offshore Drilling Inc.              2,296,948        2,456,250    1.1
                                                                                       ------------     ------------  ------
                                                                                          8,318,812       12,282,497    5.3


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                            Value    Percent of
Industries                 Shares Held           Common Stocks                              Cost          (Note 1a)  Net Assets
Paper & Pulp                   152,133     Aracruz Celulose S.A. (ADR)*                $    609,565     $  1,293,130    0.6%
                               168,700     Avenor Inc.                                    3,241,945        2,736,928    1.2
                                85,000     Empresa Nacional de Celulosas S.A.
                                           (ENCE)                                         1,253,909        1,051,161    0.5
                                44,900     Georgia-Pacific Corp.                          2,852,927        3,305,762    1.4
                                31,400     International Paper Co.                        1,181,729        1,283,475    0.6
                               380,000     Metsa Serla OY 'B'                             3,278,455        2,771,506    1.2
                                80,000     Mo Och Domsjo AB Co.                           1,813,899        2,193,128    0.9
                               326,496     Slocan Forest Products Ltd.                    2,870,774        3,575,747    1.5
                                85,000     Weyerhaeuser Co.                               3,609,350        3,867,500    1.7
                                34,000     Willamette Industries, Inc.                    1,278,536        2,137,750    0.9
                                                                                       ------------     ------------  ------
                                                                                         21,991,089       24,216,087   10.5


Petroleum Refining              25,200     Sun Company, Inc.                                634,720          664,650    0.3
                               250,000     Total Petroleum (North America), Ltd.          3,028,198        2,656,250    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,662,918        3,320,900    1.5

Plantations                    717,000     Golden Hope Plantations BHD                    1,325,785        1,269,282    0.5
                               720,000     Kuala Lumpur Kepong BHD                          983,702        1,897,405    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        3,166,687    1.3


Steel                          472,000     British Steel PLC                              1,240,738        1,130,788    0.5
                               703,000   ++Kobe Steel Ltd.                                2,038,466        1,218,069    0.5
                                62,000     Koninklijke Nederlandsche Hoogovens
                                           en Staalfabrienken N.V.                        2,697,473        2,551,038    1.1
                               769,000     Nippon Steel Corp.                             2,618,321        1,903,465    0.8
                             1,262,000     Sumitomo Metal Industries, Ltd.                4,094,148        2,748,911    1.2
                                                                                       ------------     ------------  ------
                                                                                         12,689,146        9,552,271    4.1


Wood Products                   92,500     Louisiana-Pacific Corp.                        2,943,595        1,919,375    0.8
                               115,000   ++Pacific Forest Products Ltd.                   1,270,696        1,771,792    0.8
                               146,100     Riverside Forest Products Ltd.                 2,401,223        2,028,564    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,615,514        5,719,731    2.5

                                           Total Common Stocks                          201,466,499      224,181,517   97.3


                           Face Amount           Short-Term Securities

Repurchase                  $5,639,000     SBC Warburg Inc., purchased on
Agreements***                              1/31/1997 to yield 5.56% to 2/03/1997          5,639,000        5,639,000    2.5

                                           Total Short-Term Securities                    5,639,000        5,639,000    2.5

Total Investments                                                                      $207,105,499      229,820,517   99.8
                                                                                       ============
Other Assets Less Liabilities                                                                                485,233    0.2
                                                                                                        ------------  ------
Net Assets                                                                                              $230,305,750  100.0%
                                                                                                        ============  ======

   *American Depositary Receipts (ADR).
  **Global Depositary Receipts (GDR).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
 (a)Receipts evidence payment by the Trust of 71% of the purchase price of common stock of Petro-Canada. The Trust is obligated to pay the remaining 29%, approximately $1,154,000 over the next year.
 (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The puchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  ++Non-income producing security.
++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$207,105,499) (Note 1a)                       $  229,820,517
                    Cash                                                                                          13,637
                    Receivables:
                      Securities sold                                                    $    2,977,408
                      Dividends                                                                 252,065
                      Beneficial interest sold                                                   89,373        3,318,846
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          36,709
                                                                                                          --------------
                    Total assets                                                                             233,189,709
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            1,046,853
                      Securities purchased                                                      392,774
                      Investment adviser (Note 2)                                               119,491
                      Distributor (Note 2)                                                      106,751        1,665,869
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,218,090
                                                                                                          --------------
                    Total liabilities                                                                          2,883,959
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  230,305,750
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      122,338
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        488,685
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         19,166
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        604,018
                    Paid-in capital in excess of par                                                         203,093,563
                    Accumulated investment loss--net                                                            (110,850)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net (Note 5)                                                3,379,371
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                22,709,459
                                                                                                          --------------
                    Net assets                                                                            $  230,305,750
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $22,851,052 and 1,223,383
                             shares of beneficial interest outstanding                                    $        18.68
                                                                                                          ==============
                    Class B--Based on net assets of $91,300,036 and 4,886,846
                             shares of beneficial interest outstanding                                    $        18.68
                                                                                                          ==============
                    Class C--Based on net assets of $3,548,507 and 191,659
                             shares of beneficial interest outstanding                                    $        18.51
                                                                                                          ==============
                    Class D--Based on net assets of $112,606,155 and 6,040,183
                             shares of beneficial interest outstanding                                    $        18.64
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended January 31, 1997
Investment          Dividends (net of $98,104 foreign withholding tax)                                    $    1,607,995
Income              Interest and discount earned                                                                 119,160
(Notes 1d & 1e):    Other income                                                                                   5,363
                                                                                                          --------------
                    Total income                                                                               1,732,518
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $      713,521
                    Account maintenance and distribution fees--Class B (Note 2)                 480,654
                    Account maintenance fees--Class D (Note 2)                                  140,094
                    Transfer agent fees--Class D (Note 2)                                       112,321
                    Transfer agent fees--Class B (Note 2)                                       112,134
                    Custodian fees                                                               73,872
                    Printing and shareholder reports                                             58,928
                    Registration fees (Note 1f)                                                  40,897
                    Accounting services (Note 2)                                                 35,187
                    Professional fees                                                            29,867
                    Transfer agent fees--Class A (Note 2)                                        23,566
                    Account maintenance and distribution fees--Class C (Note 2)                  21,467
                    Trustees' fees and expenses                                                  20,668
                    Transfer agent fees--Class C (Note 2)                                         4,800
                    Pricing fees                                                                  2,100
                    Other                                                                         7,130
                                                                                         --------------
                    Total expenses                                                                             1,877,206
                                                                                                          --------------
                    Investment loss--net                                                                        (144,688)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        8,343,491
(Loss) on             Foreign currency transactions--net                                        (41,901)       8,301,590
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       15,156,803
(Notes 1b, 1c,        Foreign currency transactions--net                                         (8,094)      15,148,709
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             23,450,299
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   23,305,611
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                            January 31,       July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income (loss)--net                                        $     (144,688)  $    1,649,490
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     8,301,590       14,984,789
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   15,148,709       (8,334,916)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     23,305,611        8,299,363
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (303,399)        (238,068)
Shareholders          Class B                                                                   (98,601)         (15,913)
(Note 1g):            Class C                                                                   (17,412)              --
                      Class D                                                                (1,171,992)        (869,875)
                    Realized gain on investments--net:
                      Class A                                                                  (245,005)              --
                      Class B                                                                  (956,214)              --
                      Class C                                                                   (40,585)              --
                      Class D                                                                (1,157,651)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,990,859)      (1,123,856)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (18,245,850)     (58,734,873)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   1,068,902     (51,559,366)
                    Beginning of period                                                     229,236,848      280,796,214
                                                                                         --------------   --------------
                    End of period*                                                       $  230,305,750   $  229,236,848
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $     (110,850)  $    1,625,242
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A

                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                               January 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          1997++      1996++       1995        1994         1993
Per Share           Net asset value, beginning of period     $    17.27  $    16.70  $    15.84  $    14.07   $    14.33
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .04         .22         .22         .22          .24
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              1.79         .50         .88        1.69         (.26)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.83         .72        1.10        1.91         (.02)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.23)       (.15)       (.24)       (.14)        (.24)
                      Realized gain on investments--net            (.19)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.42)       (.15)       (.24)       (.14)        (.24)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    18.68  $    17.27  $    16.70  $    15.84   $    14.07
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           10.72%+++    4.34%       7.05%      13.69%        (.05%)
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.02%*      1.03%       1.06%        .92%         .95%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .44%*      1.26%       1.34%       1.39%        1.62%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   22,851  $   22,726  $   28,729  $   20,054   $   12,087
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.58%      26.48%      31.64%      54.87%       66.78%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0179  $    .0223          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B

                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                              January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         1997++++    1996++++      1995         1994        1993
Per Share           Net asset value, beginning of period     $    17.16  $    16.62  $    15.72  $    14.02   $    14.26
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                  (.06)        .03         .10         .05          .09
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                     1.79         .51         .84        1.70         (.24)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.73         .54         .94        1.75         (.15)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.02)         --++      (.04)       (.05)        (.09)
                      Realized gain on investments--net            (.19)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.21)         --        (.04)       (.05)        (.09)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    18.68  $    17.16  $    16.62  $    15.72   $    14.02
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           10.11%+++    3.26%       5.95%      12.52%       (1.02%)
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      2.06%*      2.07%       2.08%       1.95%        1.99%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 (.60%)*      .20%        .31%        .35%         .60%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   91,300  $   94,199  $  141,800  $  236,581   $  208,113
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           12.58%      26.48%      31.64%      54.87%       66.78%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++++       $    .0179  $    .0223          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                Class C                              Class D

                                                    For the                 For the     For the                  For the
The following per share data and ratios have          Six       For the      Period       Six        For the      Period
been derived from information provided in the        Months       Year      Oct. 21,     Months        Year      Oct. 21,
financial statements.                                Ended       Ended     1994++ to     Ended        Ended     1994++ to
                                                    Jan. 31,    July 31,    July 31,    Jan. 31,     July 31,    July 31,
Increase (Decrease) in Net Asset Value:             1997++++    1996++++      1995      1997++++     1996++++      1995
Per Share           Net asset value, beginning
Operating           of period                     $  17.08     $  16.55    $  15.93    $  17.21    $  16.67     $  15.96
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income (loss)
                    --net                             (.07)         .04         .05         .02         .17          .12
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 1.78          .49         .62        1.79         .50          .66
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        1.71          .53         .67        1.81         .67          .78
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.09)          --        (.05)       (.19)       (.13)        (.07)
                      Realized gain on
                      investments--net                (.19)          --          --        (.19)         --           --
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                     (.28)          --        (.05)       (.38)       (.13)        (.07)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  18.51     $  17.08    $  16.55    $  18.64    $  17.21     $  16.67
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       10.06%+++     3.20%       4.26%+++   10.60%+++    4.06%        4.93%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         2.20%*       2.07%       2.20%*      1.27%*      1.27%        1.39%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income (loss)
                    --net                            (.77%)*       .27%        .28%*       .19%*      1.00%        1.02%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  3,549     $  3,388    $  2,800    $112,606    $108,924     $107,467
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover              12.58%       26.48%      31.64%      12.58%      26.48%       31.64%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++++++                    $  .0179     $  .0223          --    $  .0179    $  .0223           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust ("the Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date.

Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  116        $ 1,788
Class D                                $1,195        $15,978


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $134,894 and $1,793 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $14,345 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1997.

During the six months ended January 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $749 for security price quotations to compute the net asset values of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $28,925,572 and $55,853,927, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                     Realized      Unrealized
                                  Gains (Losses) Gains (Losses)

Long-term investments              $8,343,491    $22,715,018
Foreign currency transactions         (41,901)        (5,559)
                                   ----------    -----------
Total                              $8,301,590    $22,709,459
                                   ==========    ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $22,715,018, of which $37,940,450 related to appreciated securities and $15,225,432 related to depreciated securities. At January 31, 1997, the aggregate cost of investments for Federal income tax purposes was $207,105,499.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $18,245,850 and $58,734,873 for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           202,232   $  3,698,178
Shares issued to shareholders
in reinvestment of dividends
and distributions                      27,691        494,192
                                 ------------   ------------
Total issued                          229,923      4,192,370
Shares redeemed                      (322,724)    (5,916,352)
                                 ------------   ------------
Net decrease                          (92,801)  $ (1,723,982)
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           470,673   $  8,069,980
Shares issued to shareholders
in reinvestment of dividends           12,995        214,811
                                 ------------   ------------
Total issued                          483,668      8,284,791
Shares redeemed                      (888,103)   (14,845,546)
                                 ------------   ------------
Net decrease                         (404,435)  $ (6,560,755)
                                 ============   ============


Class B Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                           722,405   $ 13,133,023
Shares issued to shareholders
in reinvestment of dividends
and distributions                      48,665        875,929
                                 ------------   ------------
Total issued                          771,070     14,008,952
Automatic conversion of
shares                               (118,376)    (2,149,546)
Shares redeemed                    (1,256,472)   (22,937,786)
                                 ------------   ------------
Net decrease                         (603,778)  $(11,078,380)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                         1,882,421   $ 32,007,488
Shares issued to shareholders
in reinvestment of dividends              786         13,029
                                 ------------   ------------
Total issued                        1,883,207     32,020,517
Automatic conversion of
shares                             (1,079,235)   (18,075,199)
Shares redeemed                    (3,847,236)   (64,409,340)
                                 ------------   ------------
Net decrease                       (3,043,264)  $(50,464,022)
                                 ============   ============


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                           179,293   $  3,252,040
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,963         52,754
                                 ------------   ------------
Total issued                          182,256      3,304,794
Shares redeemed                      (188,950)    (3,423,955)
                                 ------------   ------------
Net decrease                           (6,694)  $   (119,161)
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           395,590   $  6,702,711
Shares redeemed                      (366,433)    (6,164,383)
                                 ------------   ------------
Net increase                           29,157   $    538,328
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           286,916   $  5,199,100
Automatic conversion
of shares                             118,639      2,149,546
Shares issued to shareholders
in reinvestment of dividends
and distributions                      95,866      1,709,679
                                 ------------   ------------
Total issued                          501,421      9,058,325
Shares redeemed                      (789,077)   (14,382,652)
                                 ------------   ------------
Net decrease                         (287,656)  $ (5,324,327)
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                         1,953,059   $ 33,593,797
Automatic conversion
of shares                           1,078,984     18,075,199
Shares issued to shareholders
in reinvestment of dividends           39,258        648,556
                                 ------------   ------------
Total issued                        3,071,301     52,317,552
Shares redeemed                    (3,190,422)   (54,565,976)
                                 ------------   ------------
Net decrease                         (119,121)  $ (2,248,424)
                                 ============   ============


5. Capital Loss Carryforward:
At July 31, 1996, the Trust had a net capital loss carryforward of approximately $2,417,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1997

                                       Percent of
Ten Largest Equity Holdings            Net Assets

British Petroleum Co., PLC                 2.5%
WMC Ltd.                                   2.3
Total, S.A. (Class B)                      2.1
Ranger Oil Ltd.                            1.9
Newmont Mining Corp.                       1.8
Ente Nazionale Idrocarburi S.p.A.
  (ENI) (ADR)                              1.8
Apache Corp.                               1.8
Societe Nationale Elf Aquitaine (ADR)      1.7
Placer Dome Inc.                           1.7
Weyerhaeuser Co.                           1.7


Additions
Aber Resources Ltd.
Gulf Canada Resources Ltd.
Resolute Ltd.
Smedvig ASA (ADR)
Sun Company, Inc.
Westmin Resources Ltd.


Deletions
Asahi Chemical Industry Co., Ltd.
Hanna (M.A.) Co.
UPM-Kymmene Corp.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863